UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 6, 2002

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

          Delaware                         US Airways Group, Inc. 54-1194634
(State of incorporation                US Airways, Inc.            53-0218143
     of both registrants)                 (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On August 6, 2002, US Airways Group, Inc. (Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain information contained in the attached news release should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: results of the Company's restructuring efforts; costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001 terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                 Description
------------                                                  ----------------

99            News release dated August 6, 2002 of US Airways Group, Inc. and
                US Airways, Inc.

                                                                              SIGNATURES
                                                                              --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                               US Airways Group, Inc. (REGISTRANT)

Date: August 6, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

                                                                               US Airways, Inc. (REGISTRANT)

Date: August 6, 2002                                              By:     /s/ Anita P. Beier
                                                                                 Anita P. Beier
                                                                                 Vice President and Controller
                                                                                 (Chief Accounting Officer)

(this space intentionally left blank)

US AIRWAYS REPORTS JULY TRAFFIC

     ARLINGTON, Va., Aug. 6, 2002 -- US Airways reported today that revenue passenger miles for July 2002 declined 18.6 percent compared to July 2001, while available seat miles for the month were down 18.8 percent compared to the same period last year. The passenger load factor for July 2002 was 77.1 percent, an increase of 0.1 percentage points compared to July 2001.

     Revenue passenger miles for the first seven months of the year decreased 17.6 percent compared to the same period in 2001, while available seat miles were down 19.4 percent year-over-year. The passenger load factor for the period was 72.7 percent, an increase of 1.6 percentage points compared to the same period in 2001.

     The three wholly owned subsidiaries of US Airways Group, Inc. -- Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA, Inc., -- reported that revenue passenger miles for July 2002 increased 2.1 percent compared to July 2001, while available seat miles increased 8.9 percent. The passenger load factor for the month was 54.7 percent, a decrease of 3.7 percentage points compared to the same period in 2001.

     Revenue passenger miles for the first seven months of the year for the three US Airways Express wholly owned subsidiaries increased 3.7 percent compared to the same period in 2001, while available seat miles were up 10.3 percent. The passenger load factor for the second quarter was 52.9 percent, a decrease of 3.4 percentage points compared to the same period in 2001.

     US Airways completed 98.8 percent of its flights in July 2002.

     US Airways continues to see a drop in mainline passenger unit revenues, with an expected decline of between 7.5 percent and 8.5 percent for July 2002, compared to July 2001.

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US AIRWAYS REPORTS JULY TRAFFIC
Page Two
Aug. 6, 2002

     Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors which could cause actual results to differ materially from the forward-looking statements are contained in US Airways' periodic filings with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

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US AIRWAYS REPORTS JULY TRAFFIC
Page Three
Aug. 6, 2002

	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS

	July 2002	July 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	3,085,737	3,934,448	(21.6)
International*	840,784	890,641	(5.6)
Total - Scheduled Service	3,926,521	4,825,089	(18.6)
Total (Including Charter)	3,927,080	4,826,934	(18.6)

Available Seat Miles (000):
Domestic*	4,095,895	5,226,869	(21.6)
International*	998,271	1,043,998	(4.4)
Total - Scheduled Service	5,094,166	6,270,867	(18.8)
Total (Including Charter)	5,094,767	6,273,212	(18.8)

Passengers Boarded*	4,388,093	5,641,364	(22.2)
System Load Factor*	77.1	76.9	0.1
Average Passenger Journey*	894.8	855.3	4.6

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS JULY TRAFFIC
Page Four
Aug. 6, 2002

	US AIRWAYS, INC.
SELECTED TRAFFIC STATISTICS
YEAR-TO-DATE

	July 2002	July 2001	Percent Change

Revenue Passenger Miles (000):
Domestic*	19,647,096	24,555,581	(20.0)
International*	4,826,277	5,143,487	(6.2)
Total - Scheduled Service	24,473,373	29,699,068	(17.6)
Total (Including Charter)	24,478,051	29,719,750	(17.6)

Available Seat Miles (000):
Domestic*	27,688,902	35,160,867	(21.3)
International*	5,989,029	6,608,560	(9.4)
Total - Scheduled Service	33,677,931	41,769,427	(19.4)
Total (Including Charter)	33,683,451	41,793,202	(19.4)

Passengers Boarded*	29,195,436	36,416,611	(19.8)
System Load Factor*	72.7	71.1	1.6
Average Passenger Journey*	838.3	815.5	2.8

* scheduled service

NOTE: Numbers may not add or calculate due to rounding

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US AIRWAYS REPORTS JULY TRAFFIC
Page Five
Aug. 6, 2002

	US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS

	July 2002	July 2001	Percent Change
Revenue Passenger Miles (000)	136,685	133,867	2.1
Available Seat Miles (000)	249,899	229,428	8.9
Passengers Boarded*	608,690	616,876	(1.3)
System Load Factor*	54.7	58.3	(3.7)
Average Passenger Journey	224.6	217.0	3.5
US AIRWAYS EXPRESS**
SELECTED TRAFFIC STATISTICS
	YEAR-TO-DATE
	July 2002	July 2001	Percent Change
Revenue Passenger Miles (000)	891,937	860,133	3.7
Available Seat Miles (000)	1,686,993	1,529,463	10.3
Passengers Boarded*	3,996,988	3,948,183	1.2
System Load Factor*	52.9	56.2	(3.4)
Average Passenger Journey	223.2	217.9	2.4

* Scheduled service
** Allegheny Airlines, Inc., Piedmont Airlines, Inc., and PSA Airlines, Inc.

NOTE: Numbers may not add or calculate due to rounding

NUMBER: 4332